UNITED STATES ANTIMONY CORPORATION

USAC CORPORATE OVERVIEW

NYSE:"UAMY"
www.usantimony.com

United States Antimony Corporation (USAC) (NYSE uamy) is a rapidly growing natural resource company that has three product lines: (1) antimony, (2) zeolite, (3) precious metals.

USAC has produced these products for years and is a fully integrated mining, transportation, milling, smelting, and marketing company

CORPORATE HIGHLIGHTS

- USAC operates the only significant antimony smelter in the United States.
- USAC has developed proprietary technology to smelt a variety of raw materials and recover impurities such as lead, arsenic, bismuth, mercury, selenium, silver, and gold.
- USAC is smelting concentrates from Hillgrove Mines, Pty, LLc. that will yield 3,000,000 pounds of antimony and 1,500 ounces of gold on an annualized basis.
- A shallow drilling and mapping program is underway at the Los Juarez silver-gold, and antimony property that has delineated higher grade zones
- USAC has developed a reliable supply of antimony in Mexico to supply the Madero and Thompson Falls smelters.
- USAC owns 100% of the Bear River Zeolite, Corp. mine in southeast Idaho that management regards as one of the best zeolite properties in the world.


SLAG VAULT
MINE ROAD
EQUIPMENT
PROPANE
LAB
OFFICE
CRUSHER
BLENDER
WAREHOUSE
LEACH PLANT
SHOP
REACTOR
REDUCTION
BYPASS ROAD
STORM WATER POND

Corporate Offices and Plant, Thompson Falls, Montana

SELECTED FINANCIAL DATA

Year	Corporate Gross Revenue	Antimony Gross Revenue	Antimony Net Income #	Zeolite Gross Revenue	Zeolite Net Income	Gold & Silver Gross Revenue *	Corporate Income (Loss)
2007	$5,259,127	$4,116,863	$85,748	$1,142,264	($709,440)	$0	($623,692)
2008	$5,275,987	$3,705,240	($281,655)	$1,570,747	($185,981)	$0	$332,364
2009	$4,103,342	$2,567,107	($311,752)	$1,536,233	$16,382	$0	($294,843)
2010	$9,073,324	$6,174,062	($157,959)	$2,415,955	$470,172	$483,307	$805,213
2011	$13,118,090	$10,406,636	$624,345	$2,043,641	$118,185	$667,813	$636,920
2012	$12,042,702	$8,753,449	($704,871)	$2,641,699	$313,442	$647,554	($558,536)
2013	$11,020,829	$8,375,158	($2,048,624)	$2,202,414	$407,454	$369,706	($1,641,170)
2014	$10,772,192	$8,132,410	($1,896,340)	$2,169,619	$330,671	$461,083	($1,565,669)
Q12015	$2,947,381	$2,239,976					$440,028

includes Mexican start-up expenses   * included in Antimony Revenues


USAC
GROSS ANNUAL REVENUES
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
$4,395,368
$3,259,127
$5,275,987
$4,103,340
$9,073,324
$13,118,090
$12,042,702
$11,037,040
$10,772,192
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014


POUNDS ANTIMONY
SOLD
2,000,000
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
1,417,340
1,142,681
974,356
1,424,125
1,401,423
1,403,210
1,579,182
1,727,804
2007
2008
2009
2010
2011
2012
2013
2014


ANTIMONY METAL
AVERAGE SALES PRICE
PER POUND
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

ANTIMONY OPERATIONS

PRODUCTION FACILITIES

1. **ANTIMONY OXIDE SMELTER, THOMPSON FALLS, MONTANA**: This plant has a capacity to produce 15,000,000 pounds per year of antimony oxide.

2. **SILVER AND GOLD REFINERY, THOMPSON FALLS, MONTANA**: The current capacity is 10,000 ounces of silver and 50 ounces of gold per month

3. **ANTIMONY OXIDE OR SULFIDE SMELTER, MADERO, MEXICO**: This smelter produces metal and has permits for 17 SRF and one LRF furnace .

4. **ANTIMONY FLOATATION/GRAVITY MILL, PUERTO BLANCO, MEXICO:** The feed capacity is 150 tpd sulfides and 50 tpd oxide ores.

5. **ANTIMONY OXIDE ORE GRAVITY MILL, WADLEY, MEXICO:** This plant has a feed capacity of up to 500 tons per day.


OPERATIONS MAP
Markers:
A United States Antimony Mine,
B Madero - USAMSA SMELTER
C Guadalupe
D Wadley
E Soyatal
F Puerto Blanco-Mill
G Guadalupana
H Los Juarez
I Bear River Zeolite
United States


Madero Smelter, Coahuila, Mexico


Puerto Blanco flotation mill


Wadley plant, SLP, MX


High grade oxide concentrates, Wadley, SLP, MX

MEXICAN MINE OPERATIONS:

USAC claims no reserves as deigned by the SEC and is not compliant with NI 43-101 on any of its mine properties.

1. **SIERRA GUADALUPE, ZACETECAS, MEXICO:** This is a sulfide property that yields a 60-58% concentrate at the Puerto Blanco mill



Guadalupe mine, Zacatecas, MX

2. **SOYATAL DISTRICT, QUERETARO, MEXICO:** USAC is milling 6-9% antimony dump material. Production through 1943 was 25,630 metric tons of antimony.



Stope Sierra, Guadalupe, Zacetecas, MX

4. **WADLEY, SAN LUIS POTOSI, MEXICO:** This was historically the largest producer of antimony in Mexico. By 1943, it had produced 57,612 metric tons of antimony. Since that time it has probably produced another 25,000 metric tons.

5. **LOS JUAREZ PROPERTY, QUERETARO, MEXICO:**



Los Juarez property, Reynaldo Pit,


Los Juarez Project
Queretaro, Mexico
Jasperoid
Limestone
Jasperoid
South
North
Jasperoid
Limestone
Limestone
Diagramatic Cross Section
Looking West

Jasperoid deposits, Los Juarez, Queretaro, MX



Jasperoid deposits, Los Juarez property, Queretaro, MX (scale: grid = 100 meters)

PRECIOUS METAL OPERATIONS

SILVER AND GOLD REFINERY, THOMPSON FALLS, MONTANA: This plant recovers sil-

Precious Metals Sales					
Silver/Gold	2011	2012	2013	2014	Q1 2015
Montana					
Ounces Gold Shipped (Au)	161.71	102.32	59.74	64.77	20.08
Ounces Silver Shipped (Ag)	17,472.99	20,237.70	22,042.46	29,480.22	8671.86
Revenues	$667,813	$647,554	$347,016	$461,083	$122,710
Mexico					
Ounces Gold Shipped (Au)			1.780		
Ounces Silver Shipped (Ag)			1,053.240		
Revenues			$22,690		
Total Revenues	$667,813	$647,554	$369,706	$461,083	$122,710


Precious Metals refinery, Thompson Falls, MT

SOURCES OF PRECIOUS METALS

- **NORTH AMERICAN SOURCE:** This has supplied reliable amounts of silver and gold each year.
- **AUSTRALIAN SOURCE:** This is expected to yield 1,500 ounces of gold per year.
- **LOS JUAREZ PROPERTY, QUERETARO, MEXICO:** Detailed mapping and sampling delineated jasperoid mineralization over a strike length of 3.5 kilometers with a maximum width of 1 kilometer. The property is predominantly a gold and silver with credits in antimony. Mineralization is in a series of deep-seated silica-rich pipes. A shallow reconnaissance drilling program over a strike distance of 1,600 meters yielded the following assays to the right:


Thompson Falls Silver and Gold Refinery

Los Juarez assays

Hole	Interval meters	Gold opt	Gold g/t	Silver opt	Silver g/t	Antimony %
LJ8	1.5-3	0.268	8.33	6.17	191.89	0.28
LJ8	3-4.5	0.712	22.14	7.75	241.03	0.235
SJ23	0-1	0.01	0.31	10.5	326.6	1.19
SJ31	0-.8	<0.002	<0.06	14.5	451	0.853
SJ36	0-1	<0.002	<0.06	6.88	214	0.571
SJ38	0-1	<0.002	<0.06	4.02	125	0.445
SJ51	0-1.2	0.168	5.225	2.46	76.5	0.093
SJ54	0-1	0.448	13.93	3.52	109.5	0.106
SJ54	2-Jan	0.186	5.785	2.41	74.95	0.0681
SJ54A	2-Jan	0.174	5.411	1.9	55.1	0.0856
SJ54B	0-1	0.812	25.253	2.06	64.1	0.9068
SJ54B	2-Jan	0.65	20.215	2.35	73.09	0.08
SJ54C	0-1	0.276	8.639	0.844	26.25	0.113
SJ54C	2-Jan	0.476	14.804	2.4	74.64	0.0985
SJ54D	0-1	0.236	7.34	0.706	21.96	0.0788
SJ54E	0-1	0.182	5.66	0.218	6.78	0.0415
SJ54G	0-1	0.326	10.139	0.438	13.62	0.107
SJ56	0-1	0.5	15.55	3.73	116	0.274
SJ56	2-Jan	0.436	13.56	3.89	120.98	0.256
SJ56A	2-Jan	0.11	3.421	3.78	117.6	0.0811
SJ56D	0-1	0.176	5.474	0.94	29.2	0.126
SJ56E	0-1	0.126	3.191	1.15	35.8	0.064
SJ56F	0-1	0.134	4.167	1.04	32.3	0.219
SJ57	0-1	0.124	3.856	2.17	67.49	0.082
SJ57	2-Jan	0..224	6.966	4.03	125.3	0.0616
SJ60	0-1.2	<0.002	<0.06	9.95	309.4	0.546
SJ70	0-1	0.53	16.483	1.44	44.78	0.549
SJ70	2-Jan	0.214	6.655	0.932	29.2	0.014
SJ72	0-.8	0.106	3.297	0.208	6.5	0.052
SJ74	0-1	0.334	10387	1.56	48.5	0.113
SJ77	0-1	0.18	5.598	3.`6	90.3	0.0927
SJ77	2-Jan	1.3	40.43	7.29`	226.7	0.0833
SJ78	0-.8	0.7	21.77	7.02	2118.3	0.112
SJ79	0-.1.2	0.226	7.029	1.59	49.4	0.091
SJ80	0-1.2	1.2	37.32	7.65	237.9	0.152

ZEOLITE OPERATIONS

BEAR RIVER ZEOLITE COMPANY (BRZ) is a wholly owned subsidiary of United States Antimony Corporation (USAC) of Thompson Falls, Montana.

The zeolite is regarded as one of the best zeolites due to its high cation exchange capacity, low sodium content, superior hardness, and uniformity. The products are sold in the United States and throughout the world. Markets include: water filtration, soil amendments, animal nutrition, waste-water treatment, odor control, hydrogen sulfide gas control, nuclear remediation, pozzolan, plastic fillers, grout, ammonia control in underground mining operations, heavy metal and ammonia removal from water, remediation of produced water from, oil and gas wells, mine remediation, and many others.



BRZ plant, Preston, Idaho



BRZ pit, Preston, Idaho



Loading natural zeolite at BRZ pit



BRZ application at drill rig, Bakken, North Dakota

Zeolite Production	2008	2009	2010	2011	2012	2013	2014
Tons Shipped	12,109	11,519	15,319	12,105	12,228	11,182	11,079



BRZ
GROSS ANNUAL
REVENUES
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
$1,096,484
$1,103,259
$1,142,264
$1,570,747
$1,536,233
$2,415,955
$2,043,641
$2,641,699
$2,202,414
$2,169,619
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014

ZEOLITE SALES BY CATEGORY

Water Filtration	41.46%
Soil Amendment	18.34%
Traction	14.85%
Air Filtration	9.02%
Synthetic Turf	8.68%
Odor Control	0..83%
Absorption	1.38%
Pest Control	0..65%
Litter	0.25%
Pigment	0.35%
Distribution	0.08%
Home and Misc.	0.33%
Oil Well	1.41%
Remediation	2.06%
Animal Feed	

USAC CORPORATE GOVERANCE

UNITED STATES ANTIMONY CORPORATION

PO Box 643
Thompson Falls, Montana 59873

Phone: 406-827-3523 Fax: 406-827-3543
email: tfl3543@blackfoot.net

NYSE: "UAMY"
www.usantimony.com and www.bearriverzeolite.com

USAC BOARD OF DIRECTORS
John C. Lawrence (Thompson Falls, MT)
Gary Babbitt (Boise, ID)
Russell C. Lawrence (Deary, ID)
Hart W. Baitis (Missoula, MT)
Whitney H. Ferer (Omaha, NE)

CORPORATE OFFICERS
John Lawrence: President and CEO
John C. Gustavsen: Executive Vice-President
Alicia Hill: Secretary and Treasurer
Dan Parks: CFO
Russell C. Lawrence: Director Latin America
Matt Keane: Director Sales

CORPORATE COUNSEL
Paul Boyd, Stoel Rives, LLP (Boise, ID.)

AUDITORS
Decoria, Maichel, & Teague P.S. (Spokane, WA.)

TRANSFER AGENT
Columbia Stock Transfer Company (Post Falls, ID)

ANTIMONY, THOMPSON FALLS, MT
Marilyn Sink: Plant Manager
Lance Sink: Assistant Manager
Matt Keane: Director Sales
Tony Lyght: Maintenance Foreman

ZEOLITE,PRESTON,IDAHO
Angie Bengtson: General Manager
Juan Sanchez: Plant Manager
Dave Cole: Mine Manager

MEXICO OPERATIONS
Russell C. Lawrence: Director Latin America
Jose Jesus Heriberto Torres Montes: Superintendent
Reynaldo Angles: Mine Manager Los Juarez
Jesus Lorea Roche
Luis Valeriio: Delgado Smelter Manager
Sixto Beserra: Chemist Smelter
Alejandro Florez: Office Manager Smelter



Reclaimed tailings area, Thompson Falls, Montana
USAC is environmentally conscientious

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based upon current expectations or beliefs, as well as a number of assumptions about future events, including matters relating to the Company's operations, pending contracts and future revenues. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, USAC can give no assurance that such expectations and assumptions will prove to have been correct. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties. In addition, other factors that could cause actual results to differ materialy are discussed in the Company's most recent filings, including Form 10-KSB as filed with the Securities and Exchange Commission.